UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015 (October 23, 2015)

PACIFIC SPECIAL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported on a Current Report on Form 8-K of Pacific Special Acquisition Corp. (the “Company”), on October 20, 2015, the Company consummated its initial public offering (“IPO”) of 5,000,000 Units (“Units”), each Unit consisting of one ordinary share, one right, and one warrant. Each right entitles the holder to receive one-tenth (1/10) of an ordinary share on the consummation of an initial business combination. Each warrant entitles the holder thereof to purchase one-half of one ordinary share, at a price of $12.00 per full share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 750,000 Units to cover over-allotments, if any (“Over-Allotment Units). The underwriters exercised the option in full and, on October 23, 2015, the underwriters purchased 750,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $7,500,000.

As previously reported on a Current Report on Form 8-K of the Company, on October 20, 2015, simultaneously with the consummation of the IPO, the Company completed a private placement (“Private Placement”) of an aggregate of 477,500 units or “private units,” at $10.00 per unit, of which 452,500 units were purchased by Zhengqi International Holding Limited (our “sponsor”) and 25,000 units were purchased by EarlyBirdCapital, generating gross proceeds of $4,775,000. On October 23, 2015, simultaneously with the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 54,375 private units at a price of $10.00 per unit, of which 45,171 units were purchased by our sponsor and 9,204 units were purchased by EarlyBirdCapital, generating gross proceeds of $543,750. Each Private Unit is comprised of one share of Common Stock, one right, and one warrant.

A total of $59,800,000 of the net proceeds from the sale of Units in the IPO (including Over-Allotment Units) and the Private Placement on October 20, 2015 and October 23, 2015 were placed in a trust account established for the benefit of the Company’s public shareholders.  An unaudited pro forma balance sheet as of October 20, 2015 reflecting receipt of the net proceeds from the IPO (including Over-Allotment Units) and the Private Placement on October 20, 2015 and October 23, 2015, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Pro Forma Balance Sheet
99.2	Press release dated October 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2015	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Chief Executive Officer

3